                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 22, 2004


                              QUALITY DINING, INC.
             (Exact name of registrant as specified in its charter)

    Indiana                     000-23420                    35-1804902
(State or other                (Commission                  (IRS Employer
jurisdiction of                File Number)               Identification No.)
incorporation)

                            4220 Edison Lakes Parkway
                               Mishawaka, IN 46545
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (574) 271-4600


                                       N/A
          (Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
          AUDIT REPORT OR COMPLETED INTERIM REVIEW

(a) On December 22, 2004, Quality Dining, Inc. (the "Company") concluded that there was an error in the allocation of tax expense (benefit) between continuing operations and discontinued operations in the Company's financial statements for the sixteen weeks ended February 15, 2004 included in the Company's Form 10-Q for the quarterly period ended February 15, 2004, in the Company's financial statements for the twelve and twenty-eight weeks ended May 9, 2004 included in the Company's Form 10-Q for the quarterly period ended May 9, 2004 and in the Company's financial statements for the twelve and forty weeks ended August 1, 2004 included in the Company's Form 10-Q for the quarterly period ended August 1, 2004. This error did not affect the Company's reported financial position or net income but did affect the Company's income tax provision, net income (loss) from continuing operations and net income (loss) from discontinued operations for the affected fiscal periods. The error also affected the allocation of basic and diluted net income per share between continuing operations and discontinued operations for the affected fiscal periods.

        Accordingly, the Company's management and Audit Committee have concluded that the financial statements in the Company's Forms 10-Q for the quarterly periods ended February 15, 2004, May 9, 2004 and August 1, 2004, should no longer be relied upon. Based on this decision, the Company will revise its financial statements for the sixteen weeks ended February 15, 2004 and February 16, 2003, the twelve and twenty-eight weeks ended May 9, 2004 and May 11, 2003, and the twelve and forty weeks ended August 1, 2004 and August 3, 2003, to reflect the proper income tax provision, income (loss) from continuing operations, income (loss) from discontinued operations, basic and diluted net income per share from continuing operations and basic and diluted net income per share from discontinued operations. The Company will file an amendment to each of the applicable Forms 10-Q to reflect the proper amounts for the affected 2004 and 2003 fiscal periods. These amended filings will present the following:

Sixteen Weeks Ended February 15, 2004:

                                                                                                As Previously
                                                                         As Restated               Restated
                                                                         -----------               ---------
Income from continuing operations before income tax                      $       417               $     363

Income tax provision                                                             289                     272
                                                                         -----------               ---------
Income (loss) from continuing operations                                         128                      91
Income from discontinued operations,
    net of tax                                                                   151                     188
                                                                         -----------               ---------
Net income                                                               $       279               $     279
                                                                         ===========               =========

Basic net income per share:
    Continuing operations                                                       0.01                    0.01
    Discontinued operations                                                     0.02                    0.02
                                                                         -----------               ---------

Basic net income per share                                               $      0.03               $    0.03
                                                                         ===========               =========

Diluted net income per share:
    Continuing operations                                                       0.01                    0.01
    Discontinued operations                                                     0.02                    0.02
                                                                         -----------               ---------

Diluted net income per share                                             $      0.03               $    0.03
                                                                         ===========               =========


Sixteen Weeks Ended February 16, 2003:

                                                                                                As Previously
                                                                         As Restated               Restated
                                                                         -----------               ---------
Income from continuing operations before income tax                      $       283               $     278

Income tax provision                                                             310                     341
                                                                         -----------               ---------
Income (loss) from continuing operations                                         (27)                    (63)
Income from discontinued operations,
    net of tax                                                                   206                     242
                                                                         -----------               ---------

Net income                                                               $       179               $     179
                                                                         ===========               =========

Basic net income per share:
    Continuing operations                                                          -                       -
    Discontinued operations                                                     0.02                    0.02
                                                                         -----------               ---------

Basic net income per share                                               $      0.03               $    0.02
                                                                         ===========               =========

Diluted net income per share:
    Continuing operations                                                          -                       -
    Discontinued operations                                                      .02                    0.02
                                                                         -----------               ---------

Diluted net income per share                                             $      0.02               $    0.02
                                                                         ===========               =========

Twelve and Twenty-Eight Weeks Ended May 9, 2004:

                                              Twelve Weeks Ended             Twenty-Eight Weeks Ended
                                              ------------------             ------------------------
                                                         As Previously                     As Previously
                                         As restated        Restated       As restated        Restated
                                         -----------        ---------      -----------        ---------
Income from continuing operations
    before income taxes                        1,441            1,441            1,856            1,856
Income tax provision                             570              287              859              559
                                           ---------        ---------        ---------        ---------
Income from continuing operations                871            1,154              997            1,297
Loss from discontinued operations               (617)            (900)            (465)            (765)
                                           ---------        ---------        ---------        ---------
Net income (loss)                          $     254        $     254        $     532        $     532
                                           =========        =========        =========        =========

Basic net income (loss) per share:
    Continuing operations                       0.08             0.11             0.10             0.13
    Discontinued operations                    (0.06)           (0.09)           (0.05)           (0.08)
                                           ---------        ---------        ---------        ---------

Basic net income (loss) per share          $    0.02        $    0.02        $    0.05        $    0.05
                                           =========        =========        =========        =========

Diluted net income (loss) per share:
    Continuing operations                       0.08             0.11             0.10             0.13
    Discontinued operations                    (0.06)           (0.09)           (0.05)           (0.08)
                                           ---------        ---------        ---------        ---------

Diluted net income (loss) per share        $    0.02        $    0.02        $    0.05        $    0.05
                                           =========        =========        =========        =========



Twelve and Twenty-Eight Weeks Ended May 11, 2003:

                                              Twelve Weeks Ended             Twenty-Eight Weeks Ended
                                              ------------------             ------------------------
                                                          As Previously                    As Previously
                                          As restated       Restated        As restated       Restated
                                          -----------       --------        -----------       --------
Income from continuing operations
    before income taxes                        4,284            4,284            4,567            4,567
Income tax provision                           1,483              256            1,793              597
                                           ---------        ---------        ---------        ---------
Income from continuing operations              2,801            4,028            2,774            3,970
Loss from discontinued operations             (3,081)          (4,308)          (2,604)          (4,071)
                                           ---------        ---------        ---------        ---------
Net income (loss)                          $    (280)       $    (280)       $    (101)       $    (101)
                                           =========        =========        =========        =========

Basic net income (loss) per share:
    Continuing operations                       0.25             0.36             0.24             0.35
    Discontinued operations                    (0.27)           (0.38)           (0.25)           (0.36)
                                           ---------        ---------        ---------        ---------

Basic net income (loss) per share          $   (0.02)       $   (0.02)       $   (0.01)       $   (0.01)
                                           =========        =========        =========        =========

Diluted net income (loss) per share:
    Continuing operations                       0.25             0.36             0.24             0.35
    Discontinued operations                    (0.27)           (0.38)           (0.25)           (0.36)
                                           ---------        ---------        ---------        ---------

Diluted net income (loss) per share        $    0.02        $   (0.02)       $   (0.01)       $   (0.01)
                                           =========        =========        =========        =========

Twelve and Forty Weeks Ended August 1, 2004:


                                              Twelve Weeks Ended               Forty Weeks Ended
                                              ------------------               -----------------
                                                         As Previously                     As Previously
                                          As restated       Reported        As restated       Reported
                                          -----------       --------        -----------       --------
Income from continuing operations
    before income taxes                        2,187            2,187            4,043            4,043
Income tax provision                             795              784            1,654            1,343
                                           ---------        ---------        ---------        ---------
Income from continuing operations              1,392            1,403            2,389            2,700
Loss from discontinued operations               (156)            (167)            (620)            (931)
                                           ---------        ---------        ---------        ---------
Net income (loss)                          $   1,236        $   1,236        $   1,769        $   1,769
                                           =========        =========        =========        =========

Basic net income (loss) per share:
    Continuing operations                       0.14             0.14             0.23             0.26
    Discontinued operations                    (0.02)           (0.02)            (.06)           (0.09)
                                           ---------        ---------        ---------        ---------
Basic net income (loss) per share          $    0.12        $    0.12        $    0.17        $    0.17
                                           =========        =========        =========        =========

Diluted net income (loss) per share:
    Continuing operations                       0.14             0.14             0.23             0.26
    Discontinued operations                    (0.02)           (0.02)           (0.06)           (0.09)
                                           ---------        ---------        ---------        ---------
Diluted net income (loss) per share        $    0.12        $    0.12        $    0.17        $    0.17
                                           =========        =========        =========        =========


Twelve and Forty Weeks Ended August 3, 2003:

                                              Twelve Weeks Ended                Forty Weeks Ended
                                              ------------------                -----------------
                                                         As Previously                     As Previously
                                          As restated       Reported        As restated       Reported
                                          -----------       --------        -----------       --------
Income (loss)from continuing
    Operations before income taxes              (230)            (230)           4,339            4,339
Income tax provision                             489              181            2,282              777
                                           ---------        ---------        ---------        ---------
Income (loss) from continuing
    operations                                  (719)            (411)           2,057            3,562
Loss from discontinued operations                586              278           (2,290)          (3,795)
                                           ---------        ---------        ---------        ---------
Net income (loss)                          $    (133)       $    (133)       $    (233)       $    (233)
                                           =========        =========        =========        =========

Basic net income (loss) per share:
    Continuing operations                      (0.07)           (0.04)            0.18             0.32
    Discontinued operations                     0.06             0.03             (.20)           (0.34)
                                           ---------        ---------        ---------        ---------
Basic net income (loss) per share          $   (0.01)       $   (0.01)       $   (0.02)       $   (0.02)
                                           =========        =========        =========        =========

Diluted net income (loss) per share:
    Continuing operations                      (0.07)           (0.04)            0.18             0.32
    Discontinued operations                     0.06             0.03            (0.20)           (0.34)
                                           ---------        ---------        ---------        ---------
Diluted net income (loss) per share        $   (0.01)       $   (0.01)       $   (0.02)       $   (0.02)
                                           =========        =========        =========        =========



        The Company's management and Audit Committee have discussed this matter with PricewaterhouseCoopers LLP ("PWC"), the independent public registered accounting firm for the Company. The Company expects to file an amended Form 10-Q (Form 10-Q/A) for each of the quarterly periods ended February 15, 2004, May 9, 2004 and August 1, 2004 immediately after filing this Form 8-K.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2004

                                        QUALITY DINING, INC.



                                        By:  /s/ John C. Firth
                                             ----------------------------------
                                             Name:  John C. Firth
                                             Title: Executive Vice-President